Filed Pursuant to Rule 497(a)
Regulation 333-236517
Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer:	OFS Capital Corporation ["OFS"]
Expected Ratings:	BBB (Egan Jones: Stable)
Size:	$100mm
Tenor:	5yr FXD
Maturity Date:	02/XX/2026
Format:	SEC Registered
Ranking:	Senior Unsecured Notes
Active Bookrunners:	GS (B&D) / TRUIST
Co-Managers:	TBD
Use of Proceeds:	To fully or partially pay down, retire, or redeem certain outstanding indebtedness, which may include 6.50% Notes due 2025, 6.375% Notes due 2025, and/or the borrowings under the BNP Facility.
Optional Redemption:	Make Whole Call; 3mo Par Call Prior to Maturity.
Change of Control:	100%
Denominations:	$2,000 x $1,000
Settlement:	T+X – 02/XX/2021
Timing:	Today’s Business

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526.

A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of OFS Capital Corporation before investing. The preliminary prospectus supplement dated February 5, 2021, together with the accompanying prospectus dated April 10, 2020, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about OFS Capital Corporation and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of OFS Capital Corporation and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY

AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION). SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.